Exhibit 99.2
CapitalSource Inc.
Consolidated Balance Sheets
(Unaudited)
($ in thousands)

	December 31,	September 30,	December 31,
	2008	2008	2007
ASSETS
Cash and cash equivalents	$1,338,563	$1,289,360	$178,699
Restricted cash	419,383	1,796,225	513,803
Marketable securities, available for sale	642,714	797,063	—
Mortgage-related receivables, net	1,801,535	1,841,629	2,033,296
Mortgage-backed securities pledged, trading	1,489,291	1,522,960	4,030,180
Commercial real estate “A” participation interest, net	1,396,611	1,626,602	—
Loans held for sale	8,543	85,147	94,327
Loans:
Loans	9,396,751	9,283,445	9,717,146
Less deferred loan fees and discounts	(174,317)	(176,234)	(147,089)
Less allowance for loan losses	(423,844)	(163,855)	(138,930)

Loans, net	8,798,590	8,943,356	9,431,127
Interest receivable	117,516	84,592	95,441
Direct real estate investments, net	989,716	998,834	1,017,604
Investments	178,972	202,549	231,645
Goodwill	173,135	179,706	5,344
Deferred tax assets	174,433	16,636	—
Other assets	885,899	481,377	408,883

Total assets	$18,414,901	$19,866,036	$18,040,349

LIABILITIES, NONCONTROLLING INTERESTS AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits	$5,043,695	$5,048,251	$—
Repurchase agreements	1,595,750	2,870,073	3,910,027
Credit facilities	1,445,062	1,515,261	2,207,063
Term debt	5,338,456	5,412,535	7,146,437
Other borrowings	1,560,224	1,600,223	1,704,108
Other liabilities	592,136	359,031	444,997

Total liabilities	15,575,323	16,805,374	15,412,632

Noncontrolling interests	457	10,627	45,446

Shareholders’ equity:
Preferred stock (50,000,000 shares authorized; no shares outstanding)	—	—	—
Common stock ($0.01 par value, 1,200,000,000; 1,200,000,000 and 500,000,000 shares authorized; 282,804,211; 276,364,708 and 220,704,800 shares issued and shares outstanding, respectively)	2,828	2,764	2,207
Additional paid-in capital	3,683,065	3,604,114	2,902,501
Accumulated deficit	(855,867)	(544,274)	(327,387)
Accumulated other comprehensive income (loss), net	9,095	(12,569)	4,950

Total shareholders’ equity	2,839,121	3,050,035	2,582,271

Total liabilities, noncontrolling interests and shareholders’ equity	$18,414,901	$19,866,036	$18,040,349

CapitalSource Inc.
Consolidated Statements of Income
(Unaudited)
($ in thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	December 31,	Year Ended December 31,
	2008	2008	2007	2008	2007
Net investment income:
Interest income:
Loans	$238,679	$239,294	$268,665	$946,593	$1,039,533
Mortgage-backed securities pledged, trading	19,146	20,784	57,187	122,181	212,869
Other	14,177	13,934	7,270	39,787	25,501

Total interest income	272,002	274,012	333,122	1,108,561	1,277,903
Fee income	28,264	29,974	37,974	133,146	162,395

Total interest and fee income	300,266	303,986	371,096	1,241,707	1,440,298
Operating lease income	27,708	28,140	27,079	107,748	97,013

Total investment income	327,974	332,126	398,175	1,349,455	1,537,311
Interest expense:
Deposits	44,067	32,178	—	76,245	—
Borrowings	138,519	148,318	227,547	635,865	847,241

Total interest expense	182,586	180,496	227,547	712,110	847,241

Net investment income	145,388	151,630	170,628	637,345	690,070
Provision for loan losses	445,452	110,261	33,952	593,046	78,641

Net investment (loss) income after provision for loan losses	(300,064)	41,369	136,676	44,299	611,429

Operating expenses:
Compensation and benefits	44,331	29,473	40,818	143,401	157,755
Depreciation of direct real estate investments	9,085	8,898	8,928	35,889	32,004
Professional fees	22,816	7,839	7,014	52,578	29,375
Other administrative expenses	15,293	15,309	14,333	59,327	48,857

Total operating expenses	91,525	61,519	71,093	291,195	267,991
Other income (expense):
(Loss) gain on investments, net	(39,566)	(30,010)	(735)	(73,569)	20,270
(Loss) gain on derivatives	(20,728)	2,659	(31,554)	(41,082)	(46,150)
Loss on residential mortgage investment portfolio	(29,506)	(26,956)	(25,395)	(102,779)	(75,164)
(Loss) gain on debt extinguishment	(23,926)	70,057	678	58,856	678
Other income, net of expenses	(32,407)	12,413	4,855	(15,509)	25,716

Total other (expense) income	(146,133)	28,163	(52,151)	(174,083)	(74,650)

Noncontrolling interests expense	(54)	(100)	1,154	1,426	4,938

Net (loss) income before income taxes	(537,668)	8,113	12,278	(422,405)	263,850
Income tax (benefit) expense	(240,158)	58	27,312	(199,781)	87,563

Net (loss) income	$(297,510)	$8,055	$(15,034)	$(222,624)	$176,287

Net (loss) income per share:
Basic	$(1.07)	$0.03	$(0.07)	$(0.89)	$0.92
Diluted	$(1.07)	$0.03	$(0.07)	$(0.89)	$0.91

Adjusted earnings per share:
Basic	$0.55	$0.30	$0.52	$1.51	$2.34
Diluted	$0.55 (6)	$0.30	$0.51	$1.50	$2.32

Average shares outstanding:
Basic	277,179,051	272,005,048	210,021,621	251,213,699	191,697,254
Diluted	277,179,051	272,585,479	210,021,621	251,213,699	193,282,656

Dividends declared per share	$0.05	$0.05	$0.60	$1.30	$2.38

CapitalSource Inc.
Segment Data
(Unaudited)
($ in thousands)

	Three Months Ended December 31, 2008				Three Months Ended September 30, 2008
			Residential				Residential
	Commercial	Healthcare	Mortgage	Consolidated	Commercial	Healthcare	Mortgage	Consolidated
	Banking	Net Lease	Investment	Total	Banking	Net Lease	Investment	Total
Net investment income:
Interest income	$227,848	$111	$44,043	$272,002	$227,367	$115	$46,530	$274,012
Fee income	28,156	108	—	28,264	29,753	221	—	29,974

Total interest and fee income	256,004	219	44,043	300,266	257,120	336	46,530	303,986
Operating lease income	—	27,708	—	27,708	—	28,140	—	28,140

Total investment income	256,004	27,927	44,043	327,974	257,120	28,476	46,530	332,126
Interest expense	132,882	10,753	38,951	182,586	133,357	10,824	36,315	180,496

Net investment income	123,122	17,174	5,092	145,388	123,763	17,652	10,215	151,630
Provision for loan losses	441,086	—	4,366	445,452	105,282	—	4,979	110,261

Net investment (loss) income after provision for loan losses	(317,964)	17,174	726	(300,064)	18,481	17,652	5,236	41,369

Other operating expenses	75,183	13,361	2,981	91,525	47,454	11,555	2,510	61,519

Total other (expense) income	(115,758)	105	(30,480)	(146,133)	54,813	107	(26,757)	28,163

Noncontrolling interests expense	(66)	12	—	(54)	(154)	54	—	(100)

Net (loss) income before income taxes	(508,839)	3,906	(32,735)	(537,668)	25,994	6,150	(24,031)	8,113
Income tax (benefit) expense	(240,158)	—	—	(240,158)	58	—	—	58

Net (loss) income	$(268,681)	$3,906	$(32,735)	$(297,510)	$25,936	$6,150	$(24,031)	$8,055

	Year Ended December 31, 2008				Year Ended December 31, 2007
			Residential					Residential
	Commercial	Healthcare	Mortgage	Consolidated	Commercial	Healthcare	Mortgage	Consolidated
	Banking	Net Lease	Investment	Total	Banking	Net Lease	Investment	Total
Net investment income:
Interest income	$881,224	$1,055	$226,282	$1,108,561	$928,190	$1,362	$348,351	$1,277,903
Fee income	132,799	347	—	133,146	162,395	—	—	162,395

Total interest and fee income	1,014,023	1,402	226,282	1,241,707	1,090,585	1,362	348,351	1,440,298
Operating lease income	—	107,748	—	107,748	—	97,013	—	97,013

Total investment income	1,014,023	109,150	226,282	1,349,455	1,090,585	98,375	348,351	1,537,311
Interest expense	488,307	43,232	180,571	712,110	481,605	41,047	324,589	847,241

Net investment income	525,716	65,918	45,711	637,345	608,980	57,328	23,762	690,070
Provision for loan losses	576,804	—	16,242	593,046	77,576	—	1,065	78,641

Net investment (loss) income after provision for loan losses	(51,088)	65,918	29,469	44,299	531,404	57,328	22,697	611,429

Other operating expenses	233,617	47,469	10,109	291,195	220,550	41,441	6,000	267,991

Total other (expense) income	(66,822)	(1,204)	(106,057)	(174,083)	883	(369)	(75,164)	(74,650)

Noncontrolling interests expense	(706)	2,132	—	1,426	(1,037)	5,975	—	4,938

Net (loss) income before income taxes	(350,821)	15,113	(86,697)	(422,405)	312,774	9,543	(58,467)	263,850
Income tax (benefit) expense	(199,781)	—	—	(199,781)	87,563	—	—	87,563

Net (loss) income	$(151,040)	$15,113	$(86,697)	$(222,624)	$225,211	$9,543	$(58,467)	$176,287

CapitalSource Inc.
Adjusted Earnings
(Unaudited)
     We evaluate our performance based on several measures, including adjusted earnings. Adjusted earnings represents net income as determined in accordance with U.S. generally accepted accounting principles (“GAAP”), adjusted for certain items. It is limited in that it excludes real estate depreciation, amortization of deferred financing fees, non-cash equity compensation, realized and unrealized gains and losses on investments in residential mortgage-backed securities and related derivatives, unrealized gains and losses on other derivatives and foreign currencies, net unrealized gains and losses on investments, provision for loan losses, charge offs, recoveries, nonrecurring items and the cumulative effect of changes in accounting principles, each computed in accordance with GAAP. To compensate for these limitations, we encourage investors to review adjusted earnings in connection with net income and cash flows from operating, investing and financing activities in our consolidated financial statements, to help analyze how our business is performing. Adjusted earnings should not be considered as an alternative to net income or cash flows (each computed in accordance with GAAP)
     Management views adjusted earnings and the related per share measures as useful and appropriate supplemental measures of our operating performance in addition to net income and earnings per share because they facilitate evaluation of the company without the effects of certain adjustments in accordance with GAAP that may not necessarily be indicative of current operating performance. The use of adjusted earnings is similar to the practices of other REITs who also publish certain non-GAAP measures to supplement their GAAP measures. Since such reporting practice is common in the REIT industry, we believe it is important for us to also utilize a similar non-GAAP measure as supplemental information to provide investors a means to better compare our operating performance to that of other REITs. Adjusted earnings and other supplemental performance measures are defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted earnings to other REITs.

CapitalSource Inc.
Adjusted Earnings Reconciliations
(Unaudited)
($ in thousands, except per share data)
Reconciliation of our reported net income to adjusted earnings for the three months ended December 31, 2008, September 30, 2008 and December 31, 2007, and the years ended December 31, 2008 and 2007 was as follows:

	Three Months Ended			Year Ended
	December 31, 2008	September 30, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Net (loss) income	$(297,510)	$8,055	$(15,034)	$(222,624)	$176,287
Add:
Real estate depreciation and amortization (1)	8,218	8,183	8,557	33,620	31,785
Amortization of deferred financing fees (2)	24,234	32,865	9,961	95,862	29,783
Non-cash equity compensation	16,567	8,483	12,581	43,594	44,488
Net realized and unrealized losses (gains) on residential mortgage investment portfolio including related derivatives (3)	20,339	(16,229)	25,571	(25,518)	81,022
Unrealized loss (gain) on derivatives and foreign currencies, net	32,532	(18,031)	35,728	28,992	51,233
Unrealized loss on investments, net	53,907	34,148	2,946	97,187	12,615
Provision for loan losses	445,502	110,605	33,952	593,797	78,641
Recoveries (4)	(50)	(344)	—	(750)	—
Less:
Charge offs	183,783	85,515	6,008	299,611	57,679
Non-recurring items (5)	(33,640)	—	—	(33,640)	—

Adjusted earnings	$153,596	$82,220	$108,254	$378,189	$448,175

Net (loss) income per share:
Basic — as reported	$(1.07)	$0.03	$(0.07)	$(0.89)	$0.92
Diluted — as reported	$(1.07)	$0.03	$(0.07)	$(0.89)	$0.91

Average shares outstanding:
Basic — as reported	277,179,051	272,005,048	210,021,621	251,213,699	191,697,254
Diluted — as reported	277,179,051	272,585,479	210,021,621	251,213,699	193,282,656

Adjusted earnings per share:
Basic	$0.55	$0.30	$0.52	$1.51	$2.34
Diluted	$0.55 (6)	$0.30	$0.51	$1.50	$2.32	(7)

Average shares outstanding:
Basic	277,179,051	272,005,048	210,021,621	251,213,699	191,697,254
Diluted	292,808,963	272,585,479	211,609,633	252,105,509	194,792,918	(8)

(1)	Depreciation and amortization for direct real estate investments only. Excludes depreciation for corporate leasehold improvements, fixed assets and other non-real estate items.

(2)	Includes amortization of deferred financing fees and other non-cash interest expense.

(3)	Includes adjustments to reflect certain realized and unrealized gains and losses on residential mortgage investments held in our portfolio as of the balance sheet date and related derivative instruments.

(4)	Includes all recoveries on loans during the period.

(5)	Includes impairment of goodwill and loss on induced conversion of convertible debt.

(6)	Adjusted to include interest expense of $6.8 million on convertible debt for the three months ended December 31, 2008, which is considered dilutive to adjusted earnings per share, but is antidilutive to GAAP net loss.

(7)	Adjusted to reflect the impact of adding back noncontrolling interests expense of $3.1 million for the year ended December 31, 2007 to adjusted earnings due to the application of the if-converted method on non-managing member units which are considered dilutive to adjusted earnings per share, but are antidilutive to GAAP net income per share for this period.

(8)	Adjusted to include average non-managing member units of 1,113,259 for the year ended December 31, 2007, which are considered dilutive to adjusted earnings per share, but are antidilutive to GAAP net income per share for this period.

CapitalSource Inc.
Adjusted Earnings Reconciliations
(Unaudited)
($ in thousands, except per share data)
For our Commercial Banking segment, Healthcare Net Lease segment and Residential Mortgage Investment segment, reconciliations of reported net income to adjusted earnings for the three months ended December 31, 2008 and September 30, 2008, were as follows:

	Three Months Ended December 31, 2008
			Residential
	Commercial	Healthcare	Mortgage	Consolidated
	Banking	Net Lease	Investment	Total
Net (loss) income	$(268,681)	$3,906	$(32,735)	$(297,510)
Add:
Real estate depreciation and amortization (1)	—	8,218	—	8,218
Amortization of deferred financing fees (2)	19,267	265	4,702	24,234
Non-cash equity compensation	16,567	—	—	16,567
Net realized and unrealized losses on residential mortgage investment portfolio including related derivatives (3)	—	—	20,339	20,339
Unrealized loss on derivatives and foreign currencies, net	32,532	—	—	32,532
Unrealized loss on investments, net	53,907	—	—	53,907
Provision for loan losses	441,136	—	4,366	445,502
Recoveries (4)	(50)	—	—	(50)
Less:
Charge offs	180,900	—	2,883	183,783
Non-recurring items (5)	(33,640)	—	—	(33,640)

Adjusted earnings	$147,418	$12,389	$(6,211)	$153,596

Net (loss) income per share:
Basic — as reported	$(0.96)	$0.01	$(0.12)	$(1.07)
Diluted — as reported	$(0.96)	$0.01	$(0.12)	$(1.07)

Average shares outstanding:
Basic — as reported	277,179,051	277,179,051	277,179,051	277,179,051
Diluted — as reported	277,179,051	277,179,051	277,179,051	277,179,051

Adjusted earnings (loss) per share:
Basic	$0.53	$0.04	$(0.02)	$0.55
Diluted (6)	$0.53	$0.04	$(0.02)	$0.55

Average shares outstanding:
Basic	277,179,051	277,179,051	277,179,051	277,179,051
Diluted	292,808,963	292,808,963	292,808,963	292,808,963

	Three Months Ended September 30, 2008
			Residential
	Commercial	Healthcare	Mortgage	Consolidated
	Banking	Net Lease	Investment	Total
Net income (loss)	$25,936	$6,150	$(24,031)	$8,055
Add:
Real estate depreciation and amortization (1)	—	8,183	—	8,183
Amortization of deferred financing fees (2)	31,109	208	1,548	32,865
Non-cash equity compensation	8,483	—	—	8,483
Net realized and unrealized gains on residential mortgage investment portfolio including related derivatives (3)	—	—	(16,229)	(16,229)
Unrealized gain on derivatives and foreign currencies, net	(18,031)	—	—	(18,031)
Unrealized loss on investments, net	34,148	—	—	34,148
Provision for loan losses	105,626	—	4,979	110,605
Recoveries (4)	(344)	—	—	(344)
Less:
Charge offs	82,459	—	3,056	85,515
Non-recurring items	—	—	—	—

Adjusted earnings	$104,468	$14,541	$(36,789)	$82,220

Net income (loss) per share:
Basic — as reported	$0.10	$0.02	$(0.09)	$0.03
Diluted — as reported	$0.10	$0.02	$(0.09)	$0.03

Average shares outstanding:
Basic — as reported	272,005,048	272,005,048	272,005,048	272,005,048
Diluted — as reported	272,585,479	272,585,479	272,585,479	272,585,479

Adjusted earnings (loss) per share:
Basic	$0.39	$0.05	$(0.14)	$0.30
Diluted	$0.38	$0.05	$(0.13)	$0.30

Average shares outstanding:
Basic	272,005,048	272,005,048	272,005,048	272,005,048
Diluted	272,585,479	272,585,479	272,585,479	272,585,479

(1)	Depreciation and amortization for direct real estate investments only. Excludes depreciation for corporate leasehold improvements, fixed assets and other non-real estate items.

(2)	Includes amortization of deferred financing fees and other non-cash interest expense.

(3)	Includes adjustments to reflect certain realized and unrealized gains and losses on residential mortgage investments held in our portfolio as of the balance sheet date and related derivative instruments.

(4)	Includes all recoveries on loans during the period.

(5)	Includes impairment of goodwill and loss on induced conversion of convertible debt.

(6)	Adjusted to include interest expense of $6.8 million on convertible debt for the three months ended December 31, 2008, which is considered dilutive to adjusted earnings per share, but is antidilutive to GAAP net loss.

CapitalSource Inc.
Adjusted Earnings Reconciliations
(Unaudited)
($ in thousands, except per share data)
For our Commercial Banking segment, Healthcare Net Lease segment and Residential Mortgage Investment segment, reconciliations of reported net income to adjusted earnings for the three months ended December 31, 2007, were as follows:

	Three Months Ended December 31, 2007
			Residential
	Commercial	Healthcare	Mortgage	Consolidated
	Banking	Net Lease	Investment	Total
Net income (loss)	$706	$4,245	$(19,985)	$(15,034)
Add:
Real estate depreciation and amortization (1)	—	8,557	—	8,557
Amortization of deferred financing fees (2)	9,007	172	782	9,961
Non-cash equity compensation	12,581	—	—	12,581
Net realized and unrealized losses on residential mortgage investment portfolio including related derivatives (3)	—	—	25,571	25,571
Unrealized loss on derivatives and foreign currencies, net	35,728	—	—	35,728
Unrealized loss on investments, net	2,946	—	—	2,946
Provision for loan losses	33,302	—	650	33,952
Recoveries (4)	—	—	—	—
Less:
Charge offs	5,818	—	190	6,008
Non-recurring items	—	—	—	—

Adjusted earnings	$88,452	$12,974	$6,828	$108,254

Net income (loss) per share:
Basic — as reported	$—	$0.02	$(0.09)	$(0.07)
Diluted — as reported	$—	$0.02	$(0.09)	$(0.07)

Average shares outstanding:
Basic — as reported	210,021,621	210,021,621	210,021,621	210,021,621
Diluted — as reported	210,021,621	210,021,621	210,021,621	210,021,621

Adjusted earnings per share:
Basic	$0.42	$0.06	$0.04	$0.52
Diluted	$0.42	$0.06	$0.03	$0.51

Average shares outstanding:
Basic	210,021,621	210,021,621	210,021,621	210,021,621
Diluted	211,609,633	211,609,633	211,609,633	211,609,633

(1) Depreciation and amortization for direct real estate investments only. Excludes depreciation for corporate leasehold improvements, fixed assets and other non-real estate items.

(2) Includes amortization of deferred financing fees and other non-cash interest expense.

(3) Includes adjustments to reflect certain realized and unrealized gains and losses on residential mortgage investments held in our portfolio as of the balance sheet date and related derivative instruments.

(4) Includes all recoveries on loans during the period.

CapitalSource Inc.
Selected Financial Data
(Unaudited)

	Three Months Ended
	December 31,	September 30,	December 31,	Year Ended December 31,
	2008	2008	2007	2008	2007
Commercial Banking Segment:

Performance ratios:
Return on average assets	(7.81%)	0.81%	0.03%	(1.28%)	2.35%
Return on average equity	(42.97%)	4.15%	0.14%	(6.75%)	12.76%
Adjusted return on average assets	4.28%	3.24%	3.39%	3.60%	3.97%
Adjusted return on average equity	23.58%	16.71%	18.00%	19.00%	21.53%
Yield on average interest earning assets	7.83%	8.36%	11.12%	8.96%	11.71%
Cost of funds	4.76%	5.20%	6.44%	5.18%	6.31%
Net finance margin	3.77%	4.02%	5.79%	4.64%	6.54%
Operating expenses as a percentage of average
total assets	2.18%	1.47%	2.20%	1.97%	2.31%
Efficiency ratio (operating expenses / net
investment income and other income)	1020.95%	26.57%	48.52%	50.91%	36.16%
Core lending spread	6.85%	6.78%	6.13%	6.99%	6.25%
Loan yield	9.19%	9.54%	11.53%	9.88%	12.14%

Leverage ratios:
Total debt and deposits to equity (as of period end)	5.07x	4.66x	4.39x	5.07x	4.39x
Equity to total assets (as of period end)	16.14%	17.50%	18.20%	16.14%	18.20%
Total risk-based capital	19.4%	21.0%	N/A	19.4%	N/A

CapitalSource Bank Ratios:
Operating expense as a percentage of deposits	1.59%	1.56%	N/A	1.58%	N/A
Cash as a percentage of assets	19.91%	18.15%	N/A	19.91%	N/A
Percentage of commercial lending assets	45.37%	44.37%	N/A	45.38%	N/A
Percentage of commercial loans	28.73%	25.35%	N/A	28.73%	N/A
Percentage of funding	45.57%	45.00%	N/A	45.57%	N/A
Average cost of deposits	3.49%	3.37%	N/A	3.45%	N/A

Average balances ($ in thousands):
Average loans	$9,655,471	$9,387,006	$9,658,941	$9,650,734	$9,015,761
Average assets	13,656,347	12,782,858	10,347,669	11,830,048	9,565,431
Average interest earning assets	12,972,061	12,206,770	10,005,790	11,322,138	9,316,088
Average income earning assets	12,972,061	12,206,770	10,005,790	11,322,138	9,316,088
Average borrowings	6,060,936	6,398,652	8,278,134	7,214,643	7,633,687
Average deposits	5,006,314	3,774,541	N/A	2,207,209	N/A
Average equity	2,480,617	2,480,438	1,949,243	2,238,853	1,765,119

Healthcare Net Lease Segment:

Performance ratios:
Return on average assets	1.45%	2.28%	1.52%	1.40%	0.96%
Return on average equity	4.03%	6.77%	4.77%	4.13%	2.70%
Adjusted return on average assets	4.61%	5.39%	4.64%	4.61%	4.20%
Adjusted return on average equity	12.78%	16.01%	14.59%	13.57%	11.86%
Yield on average income earning assets	4.56%	7.43%	5.49%	5.68%	4.09%
Cost of funds	7.14%	7.12%	7.07%	7.14%	6.87%
Net finance margin	6.26%	6.44%	6.02%	6.03%	5.84%
Operating expenses as a percentage of average total assets	4.97%	4.28%	4.27%	4.40%	4.16%
Operating expenses (excluding direct real estate depreciation) as a percentage of average total assets	1.59%	0.98%	1.07%	1.07%	0.95%
Efficiency ratio (operating expenses / net investment income and other income)	77.33%	65.07%	67.64%	73.35%	72.76%
Efficiency ratio (operating expenses excluding direct real estate depreciation) / net investment income and other income)	24.75%	14.96%	16.98%	17.89%	16.57%

Leverage ratios:
Total debt to equity (as of period end)	1.52x	1.58x	1.54x	1.52x	1.54x
Equity to total assets (as of period end)	37.01%	35.55%	36.21%	37.01%	36.21%

Average balances ($ in thousands):
Average assets	$1,065,526	$1,070,651	$1,108,478	$1,078,064	$996,627
Average interest earning assets	19,065	17,931	42,014	24,702	33,303
Average income earning assets	1,088,089	1,086,955	1,104,748	1,093,356	981,232
Average borrowings	597,492	602,809	611,333	605,239	597,152
Average equity	384,475	360,397	352,839	366,017	352,839

CapitalSource Inc.
Selected Financial Data
(Unaudited)

	Three Months Ended
	December 31,	September 30,	December 31,	Year Ended December 31,
	2008	2008	2007	2008	2007
Consolidated CapitalSource Inc.:

Performance ratios:
Return on average assets	(6.30%)	0.18%	(0.33%)	(1.26%)	1.05%
Return on average equity	(37.31%)	1.03%	(2.27%)	(7.59%)	7.41%
Adjusted return on average assets	3.25%	1.83%	2.40%	2.15%	2.67%
Adjusted return on average equity	19.26%	10.47%	16.35%	12.90%	18.83%
Yield on average interest earning assets	7.06%	7.47%	8.98%	7.83%	9.31%
Cost of funds	4.75%	4.99%	6.08%	5.00%	6.01%
Net finance margin	3.21%	3.49%	3.88%	3.77%	4.20%
Operating expenses as a percentage of average total assets	1.94%	1.37%	1.58%	1.65%	1.59%
Operating expenses (excluding direct real estate depreciation) as a percentage of average total assets	1.74%	1.17%	1.38%	1.45%	1.40%
Efficiency ratio (operating expenses / net investment income and other income)	(12285.23%)	34.22%	60.01%	62.86%	43.55%
Efficiency ratio (operating expenses excluding direct real estate depreciation) / net investment income and other income)	(11065.77%)	29.27%	52.47%	55.11%	38.35%

Leverage ratios:
Total debt and deposits to equity (as of period end)	5.28x	5.39x	5.80x	5.28x	5.80x
Equity to total assets (as of period end)	15.42%	15.35%	14.31%	15.42%	14.31%
Total risk-based capital	19.9%	21.0%	N/A	19.9%	N/A

Average balances ($ in thousands):
Average loans	$9,655,471	$9,387,006	$9,658,941	$9,650,734	$9,015,761
Average assets	18,747,950	17,839,831	17,884,309	17,605,597	16,813,814
Average interest earning assets	16,878,519	16,147,676	16,392,353	15,854,057	15,472,459
Average income earning assets	17,947,544	17,216,700	17,455,086	16,922,711	16,420,388
Average borrowings	10,251,286	10,581,114	14,856,622	12,036,350	14,105,355
Average deposits	5,006,314	3,774,541	N/A	2,207,209	N/A
Average equity	3,163,214	3,114,374	2,627,612	2,932,628	2,380,629

CapitalSource Inc.
Commercial Asset Portfolio
(Unaudited)
($ in thousands)

	December 31, 2008		September 30, 2008		December 31, 2007
Composition of portfolio by type:
Senior secured loans (1)	$5,640,559	54%	$5,593,220	54%	$5,695,167	52%
First mortgage loans (1)	2,723,862	26	2,668,600	26	2,995,048	28
Subordinate loans (1)	1,130,452	11	1,164,690	11	1,177,522	11
Direct real estate investments	989,716	9	998,834	9	1,017,604	9

Total commercial assets	$10,484,589	100%	$10,425,344	100%	$10,885,341	100%

Composition of portfolio by business:
Corporate Finance	$2,659,038	25%	$2,766,461	26%	$2,979,241	28%
Healthcare and Specialty Finance	3,988,463	38	3,820,920	37	3,952,270	36
Structured Finance	3,837,088	37	3,837,963	37	3,953,830	36

Total commercial assets	$10,484,589	100%	$10,425,344	100%	$10,885,341	100%

(1)	“Loans” include loans, loans held for sale and related accrued interest.

CapitalSource Inc.
Credit Quality Data
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007	2007	2007	2007	2006
Loans 60 or more days contractually delinquent:
As a % of total commercial lending assets(1)	1.75%	1.81%	1.16%	0.77%	0.75%	0.74%	1.09%	0.85%	1.12%
Loans 30-89 days contractually delinquent:
As a % of total commercial lending assets(1)	2.75%	0.39%	0.74%	1.12%	0.85%	0.22%	0.44%	1.33%	2.15%
Loans 90 or more days contractually delinquent:
As a % of total commercial lending assets(1)	1.30%	1.72%	1.17%	0.59%	0.59%	0.71%	0.88%	0.80%	0.79%
Loans on non-accrual (2) :
As a % of total commercial lending assets	4.03%	2.39%	2.20%	1.79%	1.73%	1.76%	1.97%	1.78%	2.34%
Impaired loans(3) :
As a % of total commercial lending assets	6.35%	6.35%	5.40%	4.06%	3.23%	3.46%	3.91%	3.24%	3.58%
Allowance for loan losses:
As a % of total commercial lending assets	3.89%	1.48%	1.50%	1.40%	1.41%	1.16%	1.43%	1.45%	1.54%
Net charge offs (last twelve months):
As a % of total average commercial lending assets	2.89%	1.22%	0.66%	0.57%	0.64%	0.76%	0.75%	0.78%	0.69%

(1)	Includes commercial loans, loans held for sale receivables under reverse-repurchase agreements, commercial real estate “A” participation interest and related accrued interest.

(2)	Includes loans with an aggregate principal balance of $95.7 million, $100.0 million, $58.3 million, $49.9 million, $55.5 million, $21.0 million, $31.0 million, $41.5 million and $47.0 million as of December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively, that were also classified as loans 60 or more days contractually delinquent. Also includes non-accrual loans held for sale with an aggregate principal balance of $14.5 million $14.5 million, $14.9 million and $3.0 million as of December 31, 2008, September 30, 2008, June 30, 2008 and September 30, 2007, respectively.

(3)	Includes loans with an aggregate principal balance of $141.8 million, $174.9 million, $81.7 million, $64.2 million, $55.5 million, $55.1 million, $78.7 million, $54.4 million and $47.0 million as of December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively, that were also classified as loans 60 or more days contractually delinquent, and loans with an aggregate principal balance of $423.4 million, $249.4 million, $192.4 million, $174.5 million, $170.5 million, $166.4 million, $173.1 million, $153.8 million and $183.5 million as of December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively, that were also classified as loans on non-accrual status.